                                    OPPENHEIMER SENIOR FLOATING RATE FUND
                                   Supplement dated March 15, 2007 to the
                                     Prospectus dated September 27, 2006

     This  supplement  amends  the  Prospectus  dated  September  27,  2006,  of
Oppenheimer Senior Floating Rate Fund (the "Fund"). Effective March 15, 2007 the
section titled "The Fund and Its Investments - Other  Investment  Strategies" is
amended by adding the  following  paragraph  immediately  preceding  the section titled "Temporary Defensive and Interim Investments" on page 32:

     Investments  in Oppenheimer  Institutional  Money Market Fund. The Fund can
invest its free cash balances in the Class E shares of Oppenheimer Institutional
Money  Market Fund,  to seek current  income  while  preserving  liquidity.  The
Oppenheimer  Institutional Money Market Fund is a registered open-end management investment  company,  regulated  as a money  market  fund  under the  Investment
Company  Act of 1940,  as  amended.  It  invests  in a  variety  of  short-term, high-quality,  dollar-denominated  money market  instruments  issued by the U.S.
government,  domestic and foreign corporations and financial  institutions,  and other entities.  As a shareholder,  the Fund will be subject to its proportional share of the  Oppenheimer  Institutional  Money Market  Fund's Class E expenses, including  its advisory  fee.  However,  the Manager will waive a portion of the
Fund's  advisory  fee to the extent of the Fund's share of the advisory fee paid by the Oppenheimer Institutional Money Market Fund.

March 15, 2007                                                     PS0291.027